UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2022

Longboard Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-40192	84-5009619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4275 Executive Square, Suite 950 La Jolla, CA		92037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (619) 592-9775

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LBPH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this report, "we" and "our" refer to Longboard Pharmaceuticals, Inc.

Item 1.01 Entry into a Material Definitive Agreement

On September 13, 2022, we and Arena Pharmaceuticals, Inc., (“Arena”) executed a Second Amendment (the “Second Amendment”) to that certain License Agreement dated October 27, 2020, as amended by the First Amendment entered into as of January 28, 2022.

Pursuant to the Second Amendment:

•
The field of the license of LP659 is expanded to cover, in addition to the indications in the original field licensed to us, all therapeutic, prophylactic, and diagnostic uses in humans for any developmental, degenerative or autoimmune disease, disorder or condition of the central nervous system or peripheral nervous system.
•
We are providing Arena a right of first negotiation, for a specified period of time following the date of the Second Amendment, to acquire certain development and commercial rights to LP659 products subject to Arena and we mutually agreeing on terms. This right of first negotiation is triggered by our announcing Phase 2 clinical results relating to an LP659 product for an indication that was not in the original field of the license or if we otherwise intend to commence discussions or negotiations to license or partner rights to LP659 in such field.

The foregoing description of the terms of the Second Amendment do not purport to be complete and are qualified in their entirety by reference to the Second Amendment, which we intend to file in redacted form with the Securities and Exchange Commission as an exhibit to our Quarterly Report on Form 10-Q for the quarter ending September 30, 2022.

Item 9.01 Financial Statements and Exhibits. (d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Longboard Pharmaceuticals, Inc.

Date: September 19, 2022	By:	/s/ Kevin R. Lind
Kevin R. Lind
President and Chief Executive Officer